SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)



           Delaware                               333-51238                            31-1707839
(State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
        incorporation)



          68 East Main Street
           Chillicothe, Ohio                          45601-0480
         (Address of principal                        (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200







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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.

         Not Applicable.

         (b) Pro Forma Financial Information.

         Not Applicable.

         (c) Exhibits.

Exhibit
Number      Description
-------     -----------
99          Slide Presentation dated April 12, 2001.


ITEM 9.  REGULATION FD DISCLOSURE.

     On April 12, 2001, Horizon PCS, Inc. made a presentation at a financial conference on Sprint PCS and its affiliates. Horizon PCS hereby incorporates by reference herein the information set forth in its Slide Presentation dated April 12, 2001, a copy of which is annexed hereto as Exhibit 99.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HORIZON PCS, INC.



Date:  April 12, 2001               By:  /s/ Peter M. Holland
                                       -----------------------------------------
                                       Peter M. Holland
                                       Chief Financial Officer
                                       (Principal Financial and
                                        Accounting Officer)


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